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                                                                    EXHIBIT 99.2


               Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
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I, John R. Whitten, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Applied Industrial Technologies, Inc., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - 2002 Annual Report on Form 10-K of Applied Industrial Technologies, Inc.;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Applied Industrial Technologies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/s/ John R. Whitten                    Subscribed and sworn to before me this
-------------------------------        23rd day of September, 2002.
John R. Whitten

Date: September 23, 2002               /s/ Fred D. Bauer
                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:
                                       Fred D. Bauer, Attorney at Law
                                       Notary Public - State of Ohio
                                       My commission has no expiration date
                                       Section 147.03 R.C.